May 27, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).  Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            May 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            May 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            May 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 May 15, 2003 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          May 27, 2003


By:            /s/ Richard C. Goldman
Title:         Vice President


EX-1

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:               09-May-03
Determination Date:            14-May-03
Monthly Payment Date:          15-May-03
Collection Period Ending:      30-Apr-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               13,977,971.32
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    578,090.45
    Current Monthly Interest Shortfall/Excess                                                                         -38,179.56
    Recoup of Collection Expenses                                                                                      -9,474.34
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   14,508,407.87

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,098,393.93
    Amount of Interest Payments Received During the Collection Period                                               2,136,573.49
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -38,179.56

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,183,648.18
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 6,016.51
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,183,648.18
    Total Ending Reserve Balance                                                                                    7,189,664.69

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,136,573.49
    Scheduled Principal Payments Received                                                                           2,157,072.81
    Principal Prepayments Received                                                                                  9,684,325.02
    Total Interest and Principal Payments Received                                                                 13,977,971.32

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   638,768.77
    minus  Reasonable Expenses                                                                                         60,678.32
    Net Liquidation Proceeds                                                                                          578,090.45
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     578,090.45

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   14,556,061.77
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  302,570,628.37
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      126,071.10

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  302,570,628.37
    Pool Balance as of the Current Accounting Date                                                                289,512,045.34
    Age of Pool in Months                                                                                                     50

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        299,544,922.09
    Aggregate Note Balance as of Current Accounting Date                                                          286,616,924.89

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             58                1,807,828.09         0.624%
    60-89 Days Delinquent             36                1,326,973.94         0.458%
    90-119 Days Delinquent            12                 779,462.26          0.269%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           22                1,217,185.20         0.420%
    Cumulative Defaults               979              38,001,317.92         3.800%
    Cumulative Recoveries                              16,328,416.39         1.633%


    Current Month Realized Losses                                                                                   1,103,431.66
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.110%
    Preceding Realized Losses                                                                                         571,541.60
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.057%
    Second Preceding Realized Losses                                                                                1,512,639.96
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.151%
    Cumulative Realized Losses                                                                                     21,672,901.53
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.167%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.28951106
                                                                                                                      0.28661692

a)                                                                                                                     61,667.26
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         148,223.69
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              30,456,922.09         12,927,997.20     17,528,924.89
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    130,585.83
                                                                                                                     -130,585.83


VIIIPOOL STATISTICS

                                                                                                                           8.83%
                                                                                                                             123


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       14,508,407.87
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                14,509,449.54

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00



EX-2

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:               09-May-03
Determination Date:            14-May-03
Monthly Payment Date:          15-May-03
Collection Period Ending:      30-Apr-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               10,562,446.72
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    151,652.19
    Current Monthly Interest Shortfall/Excess                                                                          -8,942.81
    Recoup of Collection Expenses                                                                                      -1,731.47
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   10,703,424.63

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,134,340.82
    Amount of Interest Payments Received During the Collection Period                                               1,143,283.63
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -8,942.81

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,869,620.94
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               121,170.91
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 9,210.33
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          10,869,620.94
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,143,283.63
    Scheduled Principal Payments Received                                                                           1,190,555.17
    Principal Prepayments Received                                                                                  8,228,607.92
    Total Interest and Principal Payments Received                                                                 10,562,446.72

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   199,926.55
    minus  Reasonable Expenses                                                                                         48,274.36
    Net Liquidation Proceeds                                                                                          151,652.19
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     151,652.19

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   10,714,098.91
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  173,008,546.82
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       72,086.89

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  173,008,546.82
    Pool Balance as of the Current Accounting Date                                                                163,319,621.14
    Age of Pool in Months                                                                                                     48

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        169,548,375.88
    Aggregate Note Balance as of Current Accounting Date                                                          160,053,228.72

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             37                 951,329.58          0.582%
    60-89 Days Delinquent              9                 528,248.27          0.323%
    90-119 Days Delinquent             4                 623,061.78          0.381%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 269,762.59          0.165%
    Cumulative Defaults               335              15,951,054.43         2.900%
    Cumulative Recoveries                               7,302,379.67         1.328%


    Current Month Realized Losses                                                                                     250,955.48
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.046%
    Preceding Realized Losses                                                                                         166,425.11
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.030%
    Second Preceding Realized Losses                                                                                  653,279.04
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.119%
    Cumulative Realized Losses                                                                                      8,648,674.76
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.572%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.29694471
                                                                                                                      0.29100587

a)                                                                                                                     72,086.89
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         326,966.63
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              60,549,375.88          9,495,147.16     51,054,228.72
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    193,778.52
                                                                                                                      -14,592.69


VIIIPOOL STATISTICS

                                                                                                                           8.34%
                                                                                                                             144


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       10,645,409.71
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                10,646,451.38

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               58,014.92



EX-3

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:               09-May-03
Determination Date:            14-May-03
Monthly Payment Date:          15-May-03
Collection Period Ending:      30-Apr-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                6,702,769.47
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    277,758.47
    Current Monthly Interest Shortfall/Excess                                                                          -9,818.31
    Recoup of Collection Expenses                                                                                      -2,992.00
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,967,717.63

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,046,872.17
    Amount of Interest Payments Received During the Collection Period                                               1,056,690.48
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -9,818.31

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             2,840,313.95
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               2,956,368.11
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 2,549.70
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -118,603.86
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           2,956,368.11
    Total Ending Reserve Balance                                                                                    2,840,313.95

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,056,690.48
    Scheduled Principal Payments Received                                                                           1,016,297.35
    Principal Prepayments Received                                                                                  4,629,781.64
    Total Interest and Principal Payments Received                                                                  6,702,769.47

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   303,080.72
    minus  Reasonable Expenses                                                                                         25,322.25
    Net Liquidation Proceeds                                                                                          277,758.47
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     277,758.47

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,980,527.94
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  147,818,405.74
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       61,591.00

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  147,818,405.74
    Pool Balance as of the Current Accounting Date                                                                142,015,697.42
    Age of Pool in Months                                                                                                     46

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        146,340,221.68
    Aggregate Note Balance as of Current Accounting Date                                                          140,595,540.45

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             56                1,250,395.20         0.880%
    60-89 Days Delinquent             17                 507,594.81          0.357%
    90-119 Days Delinquent            13                 349,199.83          0.246%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            3                 156,629.33          0.110%
    Cumulative Defaults               355              12,909,660.51         3.447%
    Cumulative Recoveries                               6,101,014.32         1.629%


    Current Month Realized Losses                                                                                      82,040.93
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.022%
    Preceding Realized Losses                                                                                         123,416.59
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.033%
    Second Preceding Realized Losses                                                                                  172,094.01
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.046%
    Cumulative Realized Losses                                                                                      6,808,646.19
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.818%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.37918273
                                                                                                                      0.37539093

a)                                                                                                                     61,591.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         205,342.15
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              37,054,221.68          5,744,681.23     31,309,540.45
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     58,027.09
                                                                                                                      266,506.67


VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             132


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        6,643,183.87
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 6,643,892.20

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              324,533.76



EX-4

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:               09-May-03
Determination Date:            14-May-03
Monthly Payment Date:          15-May-03
Collection Period Ending:      30-Apr-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 15,377,991.43
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      575,429.93
    Current Monthly Interest Shortfall/Excess                                                                            19,514.78
    Recoup of Collection Expenses                                                                                           819.68
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     15,973,755.82

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,372,667.52
    Amount of Interest Payments Received During the Collection Period                                                 2,353,152.74
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                             19,514.78

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,453,512.61
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)              514,393.52
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   3,097.87
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,453,512.61
    Total Ending Reserve Balance                                                                                      3,971,004.00

IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                      2353152.74
    Interest Payments Received                                                                                          2027057.28
    Scheduled Principal Payments Received                                                                              10997781.41
    Principal Prepayments Received                                                                                     15377991.43
    Total Interest and Principal Payments Received

b)                                                                                                                      641,626.97
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                       66197.04
    minus  Reasonable Expenses                                                                                           575429.93
    Net Liquidation Proceeds                                                                                                     0
    Amount Allocable to Interest                                                                                         575429.93
    Amount Allocable to Principal

c)                                                                                                                            0.00
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal
                                                                                                                       15953421.36

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    326,199,730.56
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        203,874.83


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                       326199730.6
    Pool Balance as of the Current Accounting Date                                                                  312,612,952.71
    Age of Pool in Months                                                                                                    18.00

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                               326199731
    Aggregate Note Balance as of Current Accounting Date                                                            312,612,952.71
                                                                                                                    326,199,730.56

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             61                2,587,790.61         0.828%
    60-89 Days Delinquent             23                 761,925.23          0.244%
    90-119 Days Delinquent            17                 961,047.88          0.307%
    120+ Days Delinquent               1                  3,472.85           0.001%
    Defaults for Current Period       14                 561,939.16          0.180%
    Cumulative Defaults               220               7,796,841.47         1.473%
    Cumulative Recoveries                               2,714,346.63         0.513%


    Current Month Realized Losses                                                                                       -13,490.77
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       -0.003%
    Preceding Realized Losses                                                                                           292,161.33
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.055%
    Second Preceding Realized Losses                                                                                    378,206.88
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.071%
    Cumulative Realized Losses                                                                                        5,082,494.84
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.960%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.59042928
                                                                                                                        0.57603271

a)                                                                                                                      203,874.83
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                            89,436.59
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                              26,499,730.56            13,586,777.85    12,912,952.71
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                      157,091.28



VIIIPOOL STATISTICS

                                                                                                                             9.15%
                                                                                                                               158


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              15,816,664.54


TOTAL WIRE TO HSBC                                                                                                   15,816,664.54

Amount Due To Servicer                                                                                                  157,091.28

